United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) ofthe
Securities Exchange Act of 1934

Date of Report: July 22, 2004

SBC COMMUNICATIONS INC.

A Delaware Corporation

Commission File No. 1-8610

IRS Employer No. 43-1301883

      175 E. Houston, San Antonio, Texas 78205

        Telephone Number (210) 821-4105

Item 12. Results of Operations and Financial Condition

The registrant announced on July 22, 2004, its results of operations for the second quarter of 2004. The text of the press release and accompanying financial information are attached as exhibits and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      SBC Communications Inc.

     /s/ John J. Stephens

     John J. Stephens
     Vice President and Controller

July 22, 2004